                                                                   EXHIBIT 10.16

                     BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
               AMENDED AND RESTATED 1997 LONG-TERM INCENTIVE PLAN


SECTION 1: PURPOSE

The Boston Private Financial Holdings, Inc. (the "Company") 1997 Long-Term Incentive Plan (the "Plan") has been adopted to encourage and create significant ownership of the Company's Common Stock by key management employees and Consultants of the Company and its Subsidiaries. Additional purposes of the plan include:

o    To motivate and reward the building of long-term shareholder value;

o To provide opportunities for acquiring longer term stock ownership which will align the interests of senior officers and other key employees and Consultants with those of shareholders;

o    To reinforce a strong performance orientation;

o To support retention of key individuals critical to the long-term success of the company;

o To provide fully competitive compensation opportunities consistent with performance; and

o To foster an affiliation with the Company and support collaborative teamwork across lines of business.

SECTION 2: DEFINITIONS

o AWARD means any Stock Option or Restricted Stock Award granted under the Plan.

o    BOARD means the Company's Board of Directors.

o CHANGE IN CONTROL means any occurrence of events as defined in the Change in Control Protection Agreements for Senior Officers.

o    CODE means the Internal Revenue Code of 1986, as amended.

o COMMITTEE means a compensation committee of not less than two non-employee members of the Board, appointed by the Board to administer the Plan.

o COMPANY means Boston Private Financial Holdings, Inc., a corporation established under the laws of the Commonwealth of Massachusetts, and any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest as determined by the Committee.

o CONSULTANT means a person engaged to provide consulting or advisory services (other than as an Employee or director) to the Company or its Subsidiaries, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on the registration of such securities on a Form S-8 Registration Statement under the Securities Act of 1933, as amended.

o EMPLOYEE means any person employed by the Company or any present or future Subsidiary of the Company.

o FAIR MARKET VALUE means, with respect to Common Stock, the fair market value of such property as determined by the Committee from time to time. Under no circumstance shall the Fair Market Value be less than the par value of the Common Stock. Generally, whenever the Common Stock is traded on a public market, Fair Market Value means the average of the high and low reported sales prices at which the Common Stock is traded on the day prior to the grant, or, if no Common Stock is traded on such date, the most recent date on which Common Stock was traded, as reflected on such public market. The Committee in its sole discretion may establish any other such Fair Market Value if in its determination this price is not a fair and representative sales price for the Common Stock.

o INCENTIVE STOCK OPTION, OR ISO, means a Stock Option to purchase Shares awarded to an Employee which is intended to meet the requirements of
     Section 422 of the Code or any successor provision.

o NON-QUALIFIED STOCK OPTION, OR NQSO, means a Stock Option to purchase Shares of Common Stock awarded to a Participant which is not intended to meet the requirements of Section 422 of the Code or any successor provision.

o    1934 ACT means the Securities Exchange Act of 1934, as amended.

o PARTICIPANT means an employee or Consultant of the Company, or any Subsidiary of the Company, selected by the Committee (or its delegate as provided under Section 4) to receive an Award under the Plan.

o REPORTING PERSON means an individual who is subject to Rule 16 of the 1934 Act by virtue of his or her relationship with the Company.

o RESTRICTED STOCK AWARD means an Award to a Participant comprised of Common Stock granted under Section 7 of the Plan.

o    SHARES means shares of the Common Stock of the Company.

o STOCK OPTION means an Award in the form of the right to purchase a specified number of Shares at a specified price during a specified period.

o SUBSIDIARY means any corporation or other entity (other than the Company) in any unbroken chain or corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

SECTION 3: EFFECTIVE DATE

The Plan shall be effective as of May 21, 1997 and amended and restated as of July 19, 2001. No Awards may be made under the Plan after ten years from the date of approval or after any earlier termination of the Plan by the Board.

SECTION 4: ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable. The Committee shall also have full discretion to interpret the provisions of the Plan.

SECTION 5: ELIGIBILITY

The Board, upon recommendation of the Committee, may grant Awards to any senior officer or other employee or Consultant of the Company or its Subsidiaries as determined by the Committee.

SECTION 6: STOCK AVAILABLE FOR AWARDS

a) COMMON SHARES AVAILABLE. The maximum number of Shares available for Awards under the Plan for each fiscal year beginning after December 31, 1997 shall be the sum of the amounts described in (i) and (ii) below.

     (i) Such aggregate number of Shares of Common Stock as does not exceed four percent (4%) of the total Shares of outstanding Common Stock of the Company as of the last business day of the preceding fiscal year: any Shares described in this (i) which are not granted as Awards for a fiscal year shall not carry over and be available for Awards in any subsequent fiscal year.

     (ii) The Shares of Common Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) under this Plan.

     The maximum number of Shares available for Awards under the Plan for the fiscal year beginning January 1, 1997 and ending December 31, 1997 (the "Transition Year") shall be 155,877 Shares, which amount represents four percent (4%) of the total Shares of outstanding Common Stock of the Company as of the last business day of the fiscal year preceding the Transition Year less the number of awards previously granted under the Company's 1988 Employee Incentive Stock Option Plan during the Transition Year: any Shares described in this sentence which are not granted as Awards for the Transition Year shall not carry over and be available for Awards in any subsequent fiscal year.

     Not to exceed this limitation, the Committee will determine the actual number of Shares which may be granted in each fiscal year based on the Company's performance versus goals established by the Committee.

b) SHARE USAGE LIMITS. For the period the Plan is in effect the aggregate number of Shares that may be granted as Restricted Stock Awards shall not exceed two percent (2%) of total Shares outstanding each year. Additionally, the aggregate number of Shares that may be covered by Awards for any one Participant each calendar year that the Plan is in effect shall not exceed 100,000 Shares. Subject to the availability of Shares under the Plan, the maximum number of Shares for which Stock Options may be granted over the ten-year life of the Plan shall not exceed 3,000,000 Shares.

c) ADJUSTMENTS. In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting Shares, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) aggregate number of Shares that may be issued under the Plan; (ii) the number of Shares covered by each outstanding Award made under the Plan; and
     (iii) the option, base or purchase price per Share for any outstanding Stock Options and other Awards granted under the Plan provided that any such actions are consistently and equitably applicable to all affected Participants. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants or grant commitments from an acquired entity shall not reduce the Shares available for issuance under the Plan.

d) COMMON STOCK USAGE. The Shares of Common Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the Shares of Common Stock available for issuance under the Plan.

SECTION 7: AWARDS

a) GENERAL. The Committee shall determine the type or types of Award(s) (as set forth below) to be made to each Participant and shall approve the terms and conditions of all such Awards in accordance with Sections 4 and 8 of the Plan.

b) STOCK OPTIONS. A Stock Option shall confer on a Participant the right to purchase a specified number of Shares from the Company subject to the terms and conditions of the Stock Option grant as determined by the Compensation Committee. The Committee shall establish the option price at the time each Stock Option is awarded, provided that price shall not be less than 100% of the Fair Market Value. Stock Options may be in the form of ISOs or NQSOs. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and ISO is awarded to such Participant, the option price shall not be less than 110% of the Fair Market Value at the time such ISO is awarded and the term of such option shall be no more than five years from the date of grant. The aggregate Fair Market Value at time of grant of the Shares covered by ISOs exercisable by any one optionee in any calendar year shall not exceed $100,000 (or such other limit as may be required by the Code). The recipient of a Stock Option grant shall pay for the Shares at the time of exercise in cash or such other forms as the Committee may approve, including Shares valued at their Fair Market Value on the date of exercise, or in a combination of forms. The Committee may also permit Participants to have the option price delivered to the Company by a broker pursuant to an arrangement whereby the Company, upon irrevocable instructions from a Participant, delivers the exercised Shares to the broker.

c) RESTRICTED STOCK AWARDS. A Restricted Stock Award shall confer on a Participant the right to receive a specified number of Shares subject to the terms and conditions of the Award, which may include forfeitability contingencies based on continued employment with the Company or on meeting performance criteria or both. Such Awards may be subject to the attainment of specified performance goals or targets, as determined by the Committee and set forth in the specific Award agreements.

SECTION 8: GENERAL PROVISIONS APPLICABLE TO AWARDS

a) TRANSFERABILITY AND EXERCISABILITY. Any Award under this Plan will be non-transferable and accordingly shall not be assignable, alienable, salable or otherwise transferable by the Participant other than by will or the laws of descent and distribution. If so permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise the Participant's rights and receive any distributions under this Plan upon the Participants death.

b) GENERAL RESTRICTION. Each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

c) GRANT TERMS AND CONDITIONS. Subject to the other provisions of the Plan, the Committee shall determine the provisions and duration of grants made under the Plan, including the Option Prices for all Stock Options, the consideration, if any, to be required from Participants for Restricted Stock Awards, and the conditions under which a Participant will retain rights under the Plan in the event of the Participant's termination of employment while holding any outstanding Awards.

d) TAX WITHHOLDING. The Company shall have the right to deduct from any settlement of an Award, including the delivery or vesting of Shares, made under the Plan, a sufficient amount to cover withholding of any federal, state or local taxes required by law or to take such other actions as may be necessary to satisfy any such withholding obligations. The Committee may require or permit Shares to be used to satisfy required tax withholding and such Shares shall be valued at their Fair Market Value on the date the tax withholding is effective.

e) DOCUMENTATION OF GRANTS. Awards made under this Plan shall be evidenced by written agreements or such other appropriate documentation as the Committee shall prescribe. The Committee need not require the execution of any instrument or acknowledgment of notice of an Award under the Plan, in which case, acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

f) SETTLEMENT. The Committee shall determine whether Awards are settled in whole or in part in cash, Shares, or other Awards.

g) CHANGE IN CONTROL/OTHER TRANSACTIONS. In the event of a Change in Control in the Company, each outstanding Stock Option shall automatically become fully exercisable and each Restricted Stock Award shall be subject to such terms, if any, with respect to a Change in Control as have been provided by the Committee in connection with such Award. In order to preserve a Participant's rights under an Award from this Plan or any predecessor plan in the event of a merger or sale of all or substantially all of the assets of the Company in which outstanding Shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company (in each case, a "Transaction"), the Committee in its discretion may take one or more of the following actions: (i) provide that such Stock Options shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised Stock Options will terminate immediately prior to the consummation of the Transaction unless exercised by the optionee within a specified period following the date of such notice, and/or (iii) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each Share surrendered in the business combination, make or provide for a cash payment to the optionees equal to the difference between (A) the value (as determined by the Committee) of the consideration payable per Share of Stock pursuant to the business combination (the "Merger Price") times the number of Shares of Stock subject to such outstanding Stock Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options in exchange for the termination of such Stock Options, or (iv) make such other provisions as the Committee may consider equitable and in the best interests of the Company.

SECTION 9: MISCELLANEOUS

a) PLAN AMENDMENT. The Committee may amend the Plan as it deems necessary or appropriate to better achieve the purposes of the Plan, except that no amendment without the approval of the Company's shareholders shall be made which would increase the total number of Shares available for issuance under the Plan.

b) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service with the Company or any Subsidiary. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided by an applicable agreement or other documentation of an Award.

c) NO RIGHTS AS SHAREHOLDER. Only upon issuance of Shares to a Participant (and only in respect to such Shares) shall the Participant obtain the rights of a shareholder, subject, however, to any limitations imposed by the terms of the applicable Award.

d) NO FRACTIONAL SHARES. No fractional Shares shall be issued under the Plan, however, the Committee may provide for a cash payment as settlement in lieu of any fractional Shares.

e) OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Except as expressly determined by the Committee, settlements of Awards received by Participants under this Plan shall not be deemed as part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit or severance program (or severance pay law of any country). The above notwithstanding, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

f) TERMINATION OF EMPLOYMENT OR SERVICE. If a Participant terminates their employment or other service relationship with the Company and its Subsidiaries for reason of retirement, disability or death, any Stock Options which are vested but not yet exercised shall be exercisable for a period of up to three years from the date of such termination. If a Participant terminates their employment or other service relationship with the Company and its Subsidiaries for any other reason, any Stock Options which are vested but not yet exercised shall be exercisable for a period of up to thirty days from the date of such termination.

g) UNFUNDED PLAN. The Plan shall be unfunded and shall not create (or be construed to create) a trust or separate fund(s). Likewise, the Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

h) SUCCESSORS AND ASSIGNEES. The Plan shall be binding on all successors and assignees of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

i) GOVERNING LAW. The validity, construction and effect of the Plan and any actions taken under or relating to the Plan shall be determined in accordance with the laws of the Commonwealth of Massachusetts and applicable federal law.